Exhibit 99.1

AMSC Reports First Quarter Fiscal Year 2025 Financial Results and Business Outlook

First Quarter Financial Highlights:
• Increased Revenue by 80% Year Over Year to Above $70 Million • Reported Net Income of Over $6 Million and Non-GAAP Net Income Exceeding $11 million • Achieved Gross Margin Greater than 30%

Company to host conference call tomorrow, July 31, at 10:00 am ET

Ayer, MA – July 30, 2025 – AMSC (Nasdaq: AMSC), a leading system provider of megawatt-scale power resiliency solutions that orchestrate the rhythm and harmony of power on the grid™ and protect and expand the capability and resiliency of our Navy’s fleet, today reported financial results for its first quarter of fiscal year 2025 ended June 30, 2025.

Revenues for the first quarter of fiscal 2025 were $72.4 million compared with $40.3 million for the same period of fiscal 2024. The year-over-year increase was driven by organic growth and the acquisition of NWL, Inc.

AMSC’s net income for the first quarter of fiscal 2025 was $6.7 million, or $0.17 per share, compared to a net loss of $2.5 million, or $0.07 per share, for the same period of fiscal 2024. The Company’s non-GAAP net income for the first quarter of fiscal 2025 was $11.6 million, or $0.30 per share, compared with a non-GAAP net income of $3.0 million, or $0.09 per share, in the same period of fiscal 2024. Please refer to the financial table below for a reconciliation of GAAP to non-GAAP results.

Cash, cash equivalents, and restricted cash on June 30, 2025, totaled $213.4 million, compared with $85.4 million at March 31, 2025.

"We’ve kicked off fiscal 2025 with accelerated growth, delivering a standout first quarter marked by significant progress and exceptional execution that surpassed our expectations," said Daniel P. McGahn, Chairman, President and CEO, AMSC. "AMSC grew fiscal first quarter revenue by 80% year-over-year, generated net income of over $6 million marking our fourth consecutive quarter of profitability, and achieved expanded gross margins surpassing 30%. Strength in the semiconductor market—driven by growing demand for applications such as artificial intelligence and data centers—contributed to our momentum, while bookings and backlog remained steady. These results highlight our continued progress in scaling the business, diversifying revenue streams, and driving outstanding financial performance. We approach the remainder of fiscal 2025 with confidence in our team and business."

AMSC Reports Q1 FY25 Results	Page 2

Business Outlook

For the second quarter ending September 30, 2025, AMSC expects that its revenues will be in the range of $65.0 million to $70.0 million. The Company’s net income for the second quarter of fiscal 2025 is expected to exceed $2.0 million, or $0.05 per share. The Company's non-GAAP net income (as defined below) is expected to exceed $6.0 million, or $0.14 per share.

Conference Call Reminder

In conjunction with this announcement, AMSC management will participate in a conference call with investors beginning at 10:00 a.m. Eastern Time on Thursday, July 31, 2025, to discuss the Company’s financial results and business outlook. Those who wish to listen to the live or archived conference call webcast should visit the “Investors” section of the Company’s website at https://ir.amsc.com. The live call can be accessed by dialing 1-844-481-2802 or 1-412-317-0675 and asking to join the AMSC call. A replay of the call may be accessed 2 hours following the call by dialing 1-877-344-7529 and using conference passcode 4291224.

About AMSC (Nasdaq: AMSC)

AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy™. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance.  Through its Marinetec™ Solutions, AMSC provides ship protection systems and is developing propulsion and power management solutions designed to help fleets increase system efficiencies, enhance power quality and boost operational safety. Through its Windtecc™ Solutions, AMSC provides wind turbine electronic controls and systems, designs and engineering services that reduce the cost of wind energy. The Company’s solutions are enhancing the performance and reliability of power networks, increasing the operational safety of navy fleets, and powering gigawatts of renewable energy globally. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit www.amsc.com.

AMSC, American Superconductor, D-VAR, D-VAR VVO, Gridtec, Marinetec, Windtec, Neeltran, NEPSI, NWL, Smarter, Cleaner … Better Energy, and Orchestrate the Rhythm and Harmony of Power on the Grid are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

AMSC Reports Q1 FY25 Results	Page 3

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any statements in this release regarding execution of our goals and strategies, including scaling our business and diversifying revenue streams; growing demand for applications such as artificial intelligence and data centers; backlog; expectations regarding the second quarter of fiscal 2025; our expected GAAP and non-GAAP financial results for the quarter ending September 30, 2025; and other statements containing the words "believes," "anticipates," "plans," "expects," "will" and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements represent management's current expectations and are inherently uncertain. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. These important factors include, but are not limited to: We have not been historically profitable, which may recur in the future. Our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; While we generated positive operating cash flow in fiscal 2024 and the prior year, we have a history of negative operating cash flows, and we may require additional financing in the future, which may not be available to us; Our technology and products could infringe intellectual property rights of others, which may require costly litigation and, if we are not successful, could cause us to pay substantial damages and disrupt our business; Changes in exchange rates could adversely affect our results of operations; If we fail to maintain proper and effective internal control over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; We may be required to issue performance bonds, which restricts our ability to access any cash used as collateral for the bonds; We may not realize all of the sales expected from our backlog of orders and contracts; If we fail to implement our business strategy successfully, our financial performance could be harmed; We rely upon third-party suppliers for the components and subassemblies of many of our Grid and Wind products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; Our contracts with the U.S. and Canadian governments are subject to audit, modification or termination by such governments and include certain other provisions in favor of the governments. The continued funding of such contracts may remain subject to annual legislative appropriation, which, if not approved, could reduce our revenue and lower or eliminate our profit; Changes in U.S. government defense spending could negatively impact our financial position, results of operations, liquidity and overall business; Our business and operations may be materially adversely impacted in the event of a failure or security breach of our or any critical third parties' IT Systems or Confidential Information; Failure to comply with evolving data privacy and data protection laws and regulations or to otherwise protect personal data, may adversely impact our business and financial results; Our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; We may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; A significant portion of our Wind segment revenues are derived from a single customer. If this customer’s business is negatively affected, it could adversely impact our business; Our success in addressing the wind energy market is dependent on the manufacturers that license our designs; Many of our revenue opportunities are dependent upon subcontractors and other business collaborators; Problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; Many of our customers outside of the United States may be either directly or indirectly related to governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; We have had limited success marketing and selling our superconductor products and system-level solutions, and our failure to more broadly market and sell our products and solutions could lower our revenue and cash flow; We or third parties on whom we depend may be adversely affected by natural disasters, including events resulting from climate change, and our business continuity and disaster recovery plans may not adequately protect us or our value chain from such events; Uncertainty surrounding our prospects and financial condition may have an adverse effect on our customer and supplier relationships; Pandemics, epidemics, or other public health crises may adversely impact our business, financial condition and results of operations; Adverse changes in domestic and global economic conditions could adversely affect our operating results; Our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; Our products face competition, which could limit our ability to acquire or retain customers; We have operations in, and depend on sales in, emerging markets, including India, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of these markets. Changes in India’s political, social, regulatory and economic environment may affect our financial performance; Industry consolidation could result in more powerful competitors and fewer customers; Our success could depend upon the commercial adoption of the REG system, which is currently limited, and a widespread commercial market for our REG products may not develop; Increasing focus and scrutiny on environmental sustainability and social initiatives could adversely impact our business and financial results; Growth of the wind energy market depends largely on the availability and size of government subsidies, economic incentives and legislative programs designed to support the growth of wind energy; Lower prices for other energy sources may reduce the demand for wind energy development, which could have a material adverse effect on our ability to grow our Wind business; We may be unable to adequately prevent disclosure of trade secrets and other proprietary information; Our patents may not provide meaningful or long-term protection for our technology, which could result in us losing some or all of our market position; Third parties have or may acquire patents that cover the materials, processes and technologies we use or may use in the future to manufacture our Amperium products, and our success depends on our ability to license such patents or other proprietary rights; There are a number of technological challenges that must be successfully addressed before our superconductor products can gain widespread commercial acceptance, and our inability to address such technological challenges could adversely affect our ability to acquire customers for our products; Our common stock has experienced, and may continue to experience, market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to costly litigation against us that could divert our management’s attention; Unfavorable results of legal proceedings could have a material adverse effect on our business, operating results and financial condition and the other important factors discussed under the caption "Risk Factors" in Part 1. Item 1A of our Form 10-K for the fiscal year ended March 31, 2025, and our other reports filed with the SEC. These important factors, among others, could cause actual results to differ materially from those indicated by forward-looking statements made herein and presented elsewhere by management from time to time. Any such forward-looking statements represent management's estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

AMSC Reports Q1 FY25 Results	Page 4

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended
	June 30,
	2025	2024
Revenues
Grid	$60,087	$32,336
Wind	12,271	7,954
Total revenues	72,358	40,290

Cost of revenues	47,869	28,065

Gross margin	24,489	12,225

Operating expenses:
Research and development	4,304	2,286
Selling, general and administrative	14,204	8,898
Amortization of acquisition-related intangibles	337	412
Change in fair value of contingent consideration	—	3,920
Total operating expenses	18,845	15,516

Operating income (loss)	5,644	(3,291)

Interest income, net	932	1,120
Other income (expense), net	347	(160)
Income (loss) before income tax expense	6,923	(2,331)

Income tax expense	199	193

Net income (loss)	$6,724	$(2,524)

Net income (loss) per common share
Basic	$0.17	$(0.07)
Diluted	$0.17	$(0.07)

Weighted average number of common shares outstanding
Basic	38,875	35,676
Diluted	39,742	35,676

AMSC Reports Q1 FY25 Results	Page 5

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	June 30, 2025	March 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$207,890	$79,494
Accounts receivable, net	54,684	46,186
Inventory, net	71,602	71,169
Prepaid expenses and other current assets	13,332	8,055
Restricted cash	1,349	1,613
Total current assets	348,857	206,517

Property, plant and equipment, net	38,521	38,572
Intangibles, net	5,579	5,916
Right-of-use assets	4,041	3,829
Goodwill	48,164	48,164
Restricted cash	4,180	4,274
Deferred tax assets	1,262	1,178
Equity-method investments	1,406	1,113
Other assets	836	958
Total assets	$452,846	$310,521

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued expenses	$38,401	$32,282
Lease liability, current portion	854	685
Deferred revenue, current portion	66,055	66,797
Total current liabilities	105,310	99,764

Deferred revenue, long term portion	9,836	9,336
Lease liability, long term portion	2,906	2,684
Deferred tax liabilities	1,647	1,595
Other liabilities	31	28
Total liabilities	119,730	113,407

Stockholders' equity:
Common stock, $0.01 par value, 75,000,000 shares authorized; 45,564,273 and 39,887,536 shares issued and 45,160,922 and 39,484,185 shares outstanding at June 30, 2025 and March 31, 2025, respectively	456	399
Additional paid-in capital	1,388,948	1,259,540
Treasury stock, at cost, 403,351 at June 30, 2025 and March 31, 2025	(3,765)	(3,765)
Accumulated other comprehensive income	1,378	1,565
Accumulated deficit	(1,053,901)	(1,060,625)
Total stockholders' equity	333,116	197,114
Total liabilities and stockholders' equity	$452,846	$310,521

AMSC Reports Q1 FY25 Results	Page 6

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended June 30,
	2025	2024
Cash flows from operating activities:

Net income (loss)	$6,724	$(2,524)
Adjustments to reconcile net income (loss) to net cash provided by operations:
Depreciation and amortization	1,229	1,008
Stock-based compensation expense	4,526	1,229
Provision for excess and obsolete inventory	711	503
Amortization of operating lease right-of-use assets	243	192
Deferred income taxes	7	(2)
Earnings from equity method investments	(293)	—
Change in fair value of contingent consideration	—	3,920
Other non-cash items	140	(3)
Changes in operating asset and liability accounts:
Accounts receivable	(8,512)	2,786
Inventory	(1,046)	(3,799)
Prepaid expenses and other assets	(5,084)	(3,099)
Operating leases	(64)	(195)
Accounts payable and accrued expenses	6,321	(1,734)
Deferred revenue	(777)	5,127
Net cash provided by operating activities	4,125	3,409

Cash flows from investing activities:
Purchases of property, plant and equipment	(814)	(265)
Change in other assets	79	245
Net cash used in investing activities	(735)	(20)

Cash flows from financing activities:
Repayment of debt	—	(16)
Employee taxes paid related to net settlement of equity awards	—	(126)
Proceeds from public equity offering, net of offering expenses	124,577	—
Net cash provided by (used in) financing activities	124,577	(142)

Effect of exchange rate changes on cash	71	(4)

Net increase in cash, cash equivalents and restricted cash	128,038	3,243
Cash, cash equivalents and restricted cash at beginning of period	85,381	92,280
Cash, cash equivalents and restricted cash at end of period	$213,419	$95,523

AMSC Reports Q1 FY25 Results	Page 7

RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME

(In thousands, except per share data)

	Three Months Ended June 30,
	2025	2024
Net income (loss)	$6,724	$(2,524)
Stock-based compensation	4,526	1,229
Amortization of acquisition-related intangibles	337	412
Change in fair value of contingent consideration	—	3,920
Non-GAAP net income	$11,587	$3,037

Non-GAAP net income per share - basic	$0.30	$0.09
Non-GAAP net income per share - diluted	$0.29	$0.08
Weighted average shares outstanding - basic	38,875	35,676
Weighted average shares outstanding - diluted	39,742	37,032

Reconciliation of Forecast GAAP Net Income to Non-GAAP Net Income

(In millions, except per share data)

Three Months Ending
September 30, 2025
Net income	$2.0
Stock-based compensation	3.7
Amortization of acquisition-related intangibles	0.3
Non-GAAP net income	$6.0
Non-GAAP net income per share	$0.14
Shares outstanding	43.5

AMSC Reports Q1 FY25 Results	Page 8

Note: Non-GAAP net income is defined by the Company as net income before stock-based compensation; amortization of acquisition-related intangibles; change in fair value of contingent consideration, other non-cash or unusual charges, and the tax effect of adjustments calculated at the relevant rate for our non-GAAP metric. The Company believes non-GAAP net income and non-GAAP net income per share assist management and investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding these non-cash, non-recurring or other charges that it does not believe are indicative of its core operating performance. Actual GAAP and non-GAAP net income for the fiscal quarter ending September 30, 2025, including the above adjustments, may differ materially from those forecasted in the table above. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The non-GAAP measure included in this release, however, should be considered in addition to, and not as a substitute for or superior to, net income or other measures of financial performance prepared in accordance with GAAP. A reconciliation of GAAP to non-GAAP net income is set forth in the table above.

Contacts:

AMSC Director, Communications:

Nicol Golez

978-399-8344

Nicol.Golez@amsc.com

Investor Relations:

Carolyn Capaccio

Phone: (212) 838-3777

amscIR@allianceadvisors.com

Public Relations:

Joe Luongo

(914) 906-5903

jluongo@rooneypartners.com